SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):           September 15, 1998



                              MERIDIAN DIAGNOSTICS, INC.
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                  (Exact Name of Registrant as Specified in Charter)


                                         Ohio
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                    (State or Other Jurisdiction of Incorporation)


        0-14902                                       31-0888197
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(Commission File Number)                             (IRS Employer
                                                Identification Number)




                             3471 River Hills Drive
                             Cincinnati, Ohio 45244
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (513) 271-3700

Item 5. Other Events.

     On September 15, 1998, the Registrant entered into a definitive agreement to acquire Gull Laboratories, Inc. through a merger transaction. Shareholders of Gull will receive $2.25 cash for each Common Share. Gull has 8,016,012 Common Shares outstanding. Fresenius AG, the majority shareholder of Gull, has agreed, subject to certain conditions, to vote its Gull shares in favor of the merger.

     The  transaction  is subject to various  consents and approvals  including,
without   limitation,   clearance   under   the   Hart-Scott-Rodino   Anti-Trust
Improvements Act of 1976 and approval by Gull shareholders.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

        10.16  Merger  Agreement  among  Gull   Laboratories,   Inc.,   Meridian
               Diagnostics, Inc., Fresenius AG and Meridian Acquisition Co. dated as of September 15, 1998

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            MERIDIAN DIAGNOSTICS, INC.



Dated:   September 17, 1998                 By:  /s/William J. Motto
                                               ---------------------------------
                                               William J. Motto, Chief Executive
                                                          Officer